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                                                                   EXHIBIT 10.76

                                AMENDMENT NO. 15
                                     TO THE
                     POSTSCRIPT SOFTWARE DEVELOPMENT LICENSE
                            AND SUBLICENSE AGREEMENT
                                     BETWEEN
                           ADOBE SYSTEMS INCORPORATED
                                       AND
                          PEERLESS SYSTEMS CORPORATION

                         EFFECTIVE DATE: JANUARY 6, 2004

         This Amendment No. 15 to the PostScript Software Development License and Sublicense Agreement dated July 23, 1999, as previously amended (the "Agreement"), between Adobe Systems Incorporated ("Adobe") and Peerless Systems Corporation ("Peerless"), is made by and between Adobe and Peerless.

         WHEREAS, the purpose of this Amendment No. 15 to the Agreement is to allow Peerless to sublicense to an OEM Customer located in or doing business in Taiwan the right to reproduce the Adobe Information at a Reproduction Site located in Taiwan.

         NOW, THEREFORE, Peerless and Adobe agree to amend the Agreement as follows:

         Unless otherwise defined herein, all terms used in this Amendment No. 15 shall retain the same meanings as defined in the Agreement and such definitions are incorporated herein by reference.

1. A new paragraph is added to the end of Paragraph 2.2.11 ("Sublicensing of Reproduction Rights to a PRC-based OEM Customer") to read as follows:

         "The provisions in this Paragraph 2.2.11 ("Sublicensing of Reproduction Rights to a PRC-based OEM Customer") shall also apply with respect to Peerless sublicensing to a Taiwan-based OEM Customer the right to reproduce the Adobe Information at a Reproduction Site located in Taiwan. The requirements in Paragraphs 1 and 4 in EXHIBIT Q ("Additional Terms and Conditions for Reproduction of Adobe Information by PRC-based OEM Customer") of the Agreement shall also apply to the reproduction of the Adobe Information by a Taiwan-based Peerless OEM Customer at a Reproduction Site located in Taiwan and any reference to the "PRC" in Paragraph 2.2.11 of the Agreement and in Paragraphs 1 and 4 in EXHIBIT Q, of the Agreement shall mean both the "PRC" and "Taiwan". There is no approval required for technology transfer or for a license contract in Taiwan so Paragraphs 2 and 3 of EXHIBIT Q of the Agreement shall not apply to such reproduction occurring at a Reproduction Site in Taiwan."

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2.       All other terms and conditions set forth in the Agreement shall remain in full force and effect. The term "Agreement" as used in the Agreement and other instruments and agreements executed thereunder shall for all purposes refer to the Agreement as amended by this Amendment No. 15.

         IN WITNESS WHEREOF, each of Adobe and Peerless has executed this Amendment No. 15 to the PostScript Software Development License and Sublicense Agreement by its duly authorized officer.

Adobe:                                      Peerless:

ADOBE SYSTEM INCORPORATED                   PEERLESS SYSTEMS CORPORATION

By: /s/ JIM STEPHENS                        By: /s/ WILLIAM NEIL
   -----------------                           -----------------

Print                                       Print
Name: Jim Stephens                          Name: William R. Neil

Title: SVP Worldwide Sales and Field        Title: Vice President Finance & CFO
Operations

Date: 1/3/04                                Date: January 6, 2004

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